SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2008
Community Bankers Trust Corporation
(Exact name of issuer as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32590 (Commission File Number)	20-2652949 (IRS Employer ID Number)
4235 Innslake Drive
Glen Allen, VA 23060
(Address of principal executive offices and zip code)
(804) 934-9999
(Registrant’s telephone number, including area code)
Community Bankers Acquisition Corp.
9912 Georgetown Pike, Suite D-203
Great Falls, VA 22066
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
     Effective May 31, 2008, at 11:58 p.m., Community Bankers Trust Corporation, formerly Community Bankers Acquisition Corp. (“CBTC” or the “Company”), consummated the merger by and between the Company and TransCommunity Financial Corporation (“TFC”) pursuant to the terms of that certain Agreement and Plan of Merger, dated as of September 5, 2007 (the “TFC Agreement”), by and between the Company and TFC providing for the merger of TFC with and into the Company (the “TFC Merger”). In connection with the TFC Merger, TransCommunity Bank, N.A., a wholly-owned subsidiary of TFC, became a wholly-owned subsidiary of the Company. The material terms of the TFC Merger Agreement and certain financial and other information about the Company and TFC are contained in the Company’s registration statement on Form S-4 (SEC File No. 333-148675) originally filed January 15, 2008, as amended, the definitive joint proxy statement/prospectus thereto, filed March 31, 2008 (hereinafter referred to as the “TFC Merger Proxy”), TFC’s annual report on Form 10-K for the year ended December 31, 2007, filed March 31, 2008 (SEC File No. 000-33355), and TFC’s quarterly report on Form 10-Q for the quarter ended March 31, 2008, filed May 15, 2008 (SEC File No. 000-33355), each of which are each hereby incorporated by reference.
     Under the terms of the TFC Agreement, each share of TFC’s issued and outstanding common stock was converted into 1.4200 shares of the Company’s common stock (the “TFC Exchange Ratio”). In addition, each outstanding option to purchase shares of TFC’s common stock under any of TFC’s stock plans vested at the effective time of the TFC Merger pursuant to its terms and was converted into an option to acquire the number of shares of CBTC’s common stock equal to the number of shares of common stock underlying the option multiplied by the TFC Exchange Ratio. The exercise price of each option was adjusted accordingly.
     Effective May 31, 2008, at 11:59 p.m., CBTC consummated the merger by and between the Company and BOE Financial Services of Virginia, Inc. (“BOE”) pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 13, 2007 (the “BOE Agreement”), by and between the Company and BOE providing for the merger of BOE with and into CBTC (the “BOE Merger”). In connection with the BOE Merger, Bank of Essex, a wholly-owned subsidiary of BOE, became a wholly-owned subsidiary of the Company. The material terms of the BOE Merger Agreement and certain financial and other information about the Company and BOE are contained in the Company’s registration statement on Form S-4 (SEC File No. 333-149384) originally filed February 26, 2008, as amended, the definitive joint proxy statement/prospectus thereto, filed March 31, 2008 (hereinafter referred to as the “BOE Merger Proxy”), BOE’s annual report on Form 10-K for the year ended December 31, 2007, filed March 31, 2008 (SEC File No. 000-31711), and BOE’s quarterly report on Form 10-Q for the quarter ended March 31, 2008, filed May 15, 2008 (SEC File No. 000-31711), each of which are each hereby incorporated by reference.
     Under the terms of the BOE Agreement, each share of BOE’s issued and outstanding common stock was converted into 5.7278 shares of the Company’s common stock (the “BOE Exchange Ratio”). In addition, each outstanding option to purchase shares of BOE’s common stock under any of BOE’s stock plans vested at the effective time of the BOE Merger pursuant to its terms and was converted into an option to acquire the number of shares of CBTC’s common stock equal to the number of shares of common stock underlying the option multiplied by the BOE Exchange Ratio. The exercise price of each option was adjusted accordingly.
     The following table sets forth, as of July 10, 2008, information regarding the beneficial ownership of the voting securities of the Company by:
•	all beneficial owners of 5% or more of the voting securities of Community Bankers, to the best of the Company’s knowledge;

•	each of the named executive officers and directors of the Company; and

•	all of the executive officers and directors as a group.

	Common Stock
Name and Address of Beneficial	Beneficially
Owner	Owned[1]		Exercisable Options	Total	Percent of Class[1]
Wellington Management Company LLP	1,730,196	[2]	—	1,730,196	8.06%
75 State Street Boston, Massachusetts 02109

Gary A. Simanson	1,651,740	[3]	—	1,651,740	7.69%
Community Bankers Acquisition LLC 9912 Georgetown Pike, Suite D-203 Great Falls, Virginia 22066

Weiss Multi-Strategy Advisers LLC	1,437,500	[4]	—	1,437,500	6.70%
George A. Weiss Frederick E. Doucette III One State Street, 20th Floor Hartford, Connecticut 06103

Morgan Stanley	1,100,000	[5]	—	1,100,000	5.12%
1585 Broadway New York, New York 10036 FrontPoint Partners LLC Two Greenwich Plaza Greenwich, Connecticut 06830

Richard F. Bozard	710		5,680	6,390	*

L. McCauley Chenault	13,907		2,692	16,599	*

Alexander F. Dillard	133,463	[6]	2,979	136,442	*

George B. Elliott	15,511	[7]	2,692	18,203	*

Page Emerson Hughes, Jr.	16,495	[8]	860	17,355	*

George M. Longest, Jr.	21,586	[9]	12,195	33,781	*

Christopher G. Miller	1,420		5,680	7,100	*

Philip T. Minor	80,498	[10]	3,437	83,935	*

Bruce B. Nolte	39,547	[11]	47,570	87,117	*

Troy A. Peery, Jr.	14,940		16,330	31,270	*

Eugene S. Putnam, Jr.	75,000	[12]	—	75,000	*

Patrick J. Tewell	3,550		7,100	10,650	*

Bruce E. Thomas	4,553	[13]	4,760	9,313	*

Robin Traywick Williams	4,402		10,082	14,484	*

Jack C. Zoeller	6,390		5,680	12,070	*

All directors and executive officers as a group	2,083,712		127,737	2,211,449	10.30%

*	Represents less than one percent (1%) of total outstanding shares of CBTC common stock.

[1]	Unless otherwise noted in these footnotes, Community Bankers believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of common stock owned by each of them.

[2]	Based on information derived from a Schedule 13G, dated June 10, 2008, filed by such entity with the SEC. Wellington Management, in its capacity as investment adviser, may be deemed to beneficially own 1,730,196 shares, which are held of record by clients of Wellington Management. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of this class of securities.

[3]	Based on information derived from Schedule 13Ds, dated June 13, 2008, filed by such entities with the SEC. As of the date of the filing, Gary A. Simanson beneficially owned 1,651,740 shares, including 1,412,500 shares held by Community Bankers Acquisition, LLC, of which Gary A. Simanson is the sole manager and has sole voting and dispositive power with respect to such shares, and an additional 239,240 shares issuable upon exercise of outstanding warrants to purchase common stock also held in the name of the Community Bankers Acquisition LLC. Such shares held by the stockholder do not include 1,052,184 shares issuable upon exercise of 1,052,184 warrants to purchase common stock, which warrants are subject to restrictions on disposition, including exercise, through June 8, 2010, pursuant to option agreements between Community Bankers Acquisition LLC and certain third party option holders. Gary A. Simanson, as manager of Community Bankers Acquisition LLC, has sole power, directly or indirectly, to dispose or to direct the disposition of all of the shares of Common Stock reported herein and the power to vote or to direct the vote with respect to 1,101,740 of the shares of Common Stock reported herein. Mr. Simanson is also the Vice Chairman of the board of directors and Chief Strategic Officer of the Company.

[4]	Based on information derived from a Schedule 13G, dated June 6, 2008, filed by such entities with the SEC. Weiss Multi-Strategy Advisers LLC, George A. Weiss, and Frederick E. Doucette III have the shared power to vote or direct the vote of 966,100 shares and shared power to dispose or to direct the disposition of 1,437,500 shares and specifically disclaim beneficial ownership of the securities reported herein except to the extent of their pecuniary interest therein.

[5]	Based on information derived from a Schedule 13G, dated June 9, 2008, filed by such entities with the SEC. The securities being reported upon by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by FrontPoint Partners LLC, a wholly-owned subsidiary of Morgan Stanley.

[6]	Includes 94,067 shares held by affiliated corporations, close relatives and dependent children or as custodians or trustees.

[7]	Includes 4,994 shares held by affiliated corporations, close relatives and dependent children or as custodians or trustees.

[8]	Includes 572 shares held by affiliated corporations, close relatives and dependent children or as custodians or trustees.

[9]	Includes 687 shares held by affiliated corporations, close relatives and dependent children or as custodians or trustees.

[10]	Includes 3,476 shares held by affiliated corporations, close relatives and dependent children or as custodians or trustees.

[11]	Includes 497 shares held by affiliated corporations, close relatives and dependent children or as custodians or trustees.

[12]	Includes 50,000 shares held by Community Bankers Acquisition LLC to which Mr. Putnam transferred the shares for nominal value pursuant to which he obtained an equivalent membership interest in the transferee concurrent with such transfer and was provided an irrevocable general proxy expiring June 2, 2009, retaining beneficial ownership interest in such shares.

[13]	Includes 137 shares held by affiliated corporations, close relatives and dependent children or as custodians or trustees.

Item 3.03 Material Modification to Rights of Security Holders
     Reference is made to the disclosure in the TFC Merger Proxy in the section entitled “Amendments to the Certificate of Incorporation of Community Bankers” beginning on page 98 thereof and to the disclosure in the BOE Merger Proxy in the section entitled “Proposal to Amend the Certificate of Incorporation of Community Bankers” beginning on page 83 thereof, which disclosure is incorporated herein by reference.
     In connection with the filing of the certificates of merger relating to the TFC Merger and the BOE Merger, the Company filed amended and restated Certificates of Incorporation with the Delaware Secretary of State effective May 31, 2008. The current Amended and Restated Certificate of Incorporation of the Company is filed as Exhibit 3.1 to this Form 8-K.

Item 5.01 Changes in Control of Registrant
     Reference is made to Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     The directors and executive officers of the Company upon the consummation of the TFC Merger and the BOE Merger are described in the BOE Merger Proxy in the section entitled “The Merger—Management and Operations After the Merger” beginning on page 72, which is hereby incorporated herein by reference. Reference is made to the description of certain transactions with directors and executive officers contained in the BOE Merger Proxy in the section entitled “Information about Community Bankers Acquisition Corp.—Community Bankers Related Party Transactions” beginning on page 102 and the section entitled “Information about BOE Financial Services of Virginia, Inc.—Interests of Directors and Officers in Certain Transactions” beginning on page 139; and

in the TFC Merger Proxy in the section entitled “Information about TransCommunity Financial Corporation—Interest of Management and Board of Directors in Certain Transactions” beginning on page 171 thereof, which are hereby incorporated herein by reference.
Employment Agreements
     In addition, effective as of May 31, 2008, the Company entered into employment agreements with George M. Longest, Jr. and Bruce E. Thomas. Effective as of the date of the BOE merger and pursuant to his employment agreement, Mr. Longest, previously BOE’s President and Chief Executive Officer, serves as President of the Company at a salary determined by the board of directors of the Company. Effective as of the date of the BOE merger and pursuant to his employment agreement, Mr. Thomas, previously BOE’s Chief Financial Officer, serves as Chief Financial Officer of the Company at a salary determined by the board of directors of the Company. The term of each of Mr. Longest and Mr. Thomas’ employment agreements is for three years after the merger date. On each anniversary of the merger date, upon the review and approval of the board of directors, the term of the agreement will be extended by an additional year unless CBTC or the employee give written notice at least 30 days prior to an anniversary date that no further extensions should occur. The employment agreement provides for the payment of two months salary upon the death of the executive.
     In the case of termination by CBTC without cause or by the employee for good reason, each of Messrs. Longest and Thomas’ employment agreements requires that the employee receive his base salary and certain health benefits for 24 months following the date of termination. For the purposes of Messrs. Longest and Thomas’ employment agreements, good reason means the continued assignment to the employee of duties inconsistent with the employee’s position as contemplated in the agreement, any action taken by the Company that results in a substantial reduction in the employee’s status, the relocation of the employee to any other primary place of employment that might require the employee to move his residence which includes any reassignment to a place of employment located more than 35 miles from the employee’s initially assigned place of employment (which includes both Tappahannock and Richmond, Virginia) without the employee’s written consent, and any failure by the Company, or any successor following a change in control, to comply with the compensation and benefit requirements of the employment agreement. Each agreement also provides that within two years following a change in control, if employment is terminated by the surviving corporation without cause or by the employee for good reason within 120 days after the occurrence of good reason, the employee will be entitled to accrued obligations, a salary continuance benefit equal to 2.99 times the employee’s final compensation and health care continuance.
     The employment agreement imposes certain limitations on the employee, precluding the employee from soliciting the Company’s or bank’s employees and customers and, without prior written consent of the Company, competing with the Company or the bank by forming, serving as an organizer, director, officer or consultant to, or maintaining more than one percent passive investment in a depository financial institution or holding company if such entity has one or more offices or branches located within a 10-mile radius of the headquarters or any branch banking office of the Company or bank. These limitations will be for a period of two years from the date on which the employee ceased to be an employee of the Company except that in the case of a termination without cause or for good reason following a change in control, the non-compete and customer solicitation restrictions will be in force for only one year.
     In addition, on May 27, 2008, TFC entered into employment agreements with each of Bruce B. Nolte, Patrick J. Tewell and M. Andrew McLean, and by its signature thereto the Company acknowledged that it would succeed to all of the rights and obligations of TFC thereunder when the TFC merger became effective. Effective as of the date of the TFC merger and pursuant to his employment agreement, Mr. Nolte, previously TFC’s President and Chief Executive Officer, serves as Chief Executive Officer of the Company at a salary of $205,000 per year with base salary increases and incentive, bonus compensation or other compensation in the amounts determined by the board of directors. Effective as of the date of the TFC merger and pursuant to his employment agreement, Mr. Tewell, previously TFC’s Chief Financial Officer, serves as Chief Accounting Officer of the Company at a salary of $140,000 per year with base salary increases and incentive, bonus compensation or other compensation in the amounts determined by the board of directors. Effective as of the date of the TFC merger and pursuant to his employment agreement, Mr. McLean continues to serve as President of TransCommunity Bank, N.A. at a salary of $185,000 per year with base salary increases and incentive, bonus compensation or other compensation in the amounts determined by the board of directors. The term of Mr. Nolte’s employment agreement is until December

31, 2009. The term of each of Messrs. Tewell and McLean’s employment agreements is until May 27, 2011. Each employment agreement provides for the payment of the salary which otherwise would be payable through the end of the month in which the death occurs upon the death of the executive.
     Each of Messrs. Nolte, Tewell, and McLean’s employment agreements provide compensation upon the termination of employment without cause or by the employee for good reason. For the purposes of their employment agreements, good reason means the assignment of duties which result in the executive having significantly less authority or responsibility than he has on the date of the employment agreement without his written consent, requiring the employee to maintain his principal office or offices outside the counties of Henrico or Essex, Virginia unless the Company moves its principal executive offices to the place to which the employee is required to move, a reduction of the employee’s base salary, and the Company’s failure to comply with any material term of the employment agreement after the employee has given 30 days notice of such noncompliance.
     In the case of termination of Mr. Nolte’s employment by the Company without cause or by Mr. Nolte for good reason or in the case his employment agreement terminates on December 31, 2009 and he is still employed by the Company, Mr. Nolte’s agreement requires that he receive an amount equal to two times the sum of his rate of base salary in effect immediately preceding such termination or immediately preceding December 31, 2009 and the amount of any bonus paid to the employee during the calendar year preceding the calendar year in which the employment terminates or the year prior to the December 31, 2009 termination date, as applicable. In addition, he would receive any bonus or short term incentive compensation earned, but not yet paid, for a year prior to the year in which his employment terminates or the year prior to December 31, 2009 termination date, as applicable, as well as certain health benefits for one year following the date of termination.
     In the case of termination of Mr. Tewell’s employment by the Company without cause or by Mr. Tewell for good reason, Mr. Tewell’s agreement requires that he receive an amount equal to one times the sum of his rate of base salary in effect immediately preceding such termination and the amount of any bonus paid to him during the calendar year preceding the calendar year in which the employment terminates. In addition, he would receive any bonus or short term incentive compensation earned, but not yet paid, for a year prior to the year in which his employment terminates, as applicable, as well as certain health benefits for one year following the date of termination.
     In the case of termination of Mr. McLean’s employment by the Company without cause or by Mr. McLean for good reason, Mr. McLean’s agreement requires that he receive an amount equal to two times the sum of his rate of base salary in effect immediately preceding such termination and the amount of any bonus paid to him during the calendar year preceding the calendar year in which the employment terminates. In addition, he would receive any bonus or short term incentive compensation earned, but not yet paid, for a year prior to the year in which his employment terminates, as applicable, as well as certain health benefits for one year following the date of termination.
     Each employment agreement includes certain covenants not to compete, provided employment is not terminated for “cause.” Mr. Nolte’s employment agreement precludes the employee from serving as Chief Executive Officer or other executive officer of any bank or bank holding company within 25 miles of headquarters of the Company or within 25 miles of any bank branch operated by the Company. Mr. McLean’s employment agreement precludes the employee from serving as President or Chief Executive Officer of any bank or bank holding company within 25 miles of headquarters of the Company or within 25 miles of any bank branch operated by the Company. In addition, Messrs. Nolte and McLean’s respective employment agreements preclude the employee from inducing or soliciting any employee of the Company to terminate his or her relationship with the Company, soliciting or diverting away or attempting to solicit or divert away any customer of the Company for the purpose of selling or providing competitive services for a period of 24 months from the date on which the employee ceased to be an employee of the Company. Mr. Tewell’s employment agreement precludes him from inducing or soliciting any employee of the Company to terminate his or her relationship with the Company for a period of 12 months from the date on which he ceased to be an employee of the surviving corporation.

Change in Control Agreements
     On May 27, 2008, TFC also entered into change in control agreements with each of Messrs. Nolte, Tewell and McLean, and by its signature thereto the Company acknowledged that it would succeed to all of the rights and obligations of TFC thereunder when the TFC merger became effective. In the event that a change in control occurs during employee’s employment and within the period beginning on the date of closing of the change in control and ending one year after, employee’s employment with the Company is terminated by the Company without cause or by the employee for good reason, the Company will owe the employee certain severance pay, benefits and vesting of stock awards.
     Mr. Nolte’s change in control agreement provides for two times the sum of his annual base salary in effect on his termination of employment or the change in control date, whichever is greater, plus the amount of any bonus paid to him during the calendar year preceding the calendar year in which the change in control occurs. The Company will also continue the payment of all premiums due under the long-term care insurance policy purchased for Mr. Nolte until payments under the policy are satisfied. Mr. Tewell’s change in control agreement provides for one times the sum of his annual base salary in effect on his termination of employment or the change in control date, whichever is greater, plus the amount of any bonus paid to him during the calendar year preceding the calendar year in which the change in control occurs. The Company will also continue to provide certain health and life insurance benefits to Mr. Tewell for a period up to one year following the date of termination. Mr. McLean’s change in control agreement provides for two times the sum of his annual base salary in effect on his termination of employment or the change in control date, whichever is greater, plus the amount of any bonus paid to him during the calendar year preceding the calendar year in which the change in control occurs. The Company will also continue to provide certain health and life insurance benefits to Mr. McLean for a period up to one year following the date of termination.
     Each agreement also provides to the extent that the employee has been granted options, stock awards or other equity compensation under the Company’s equity compensation plan, that upon a change in control, the employee’s interest in such awards be fully exercisable, vested and nonforfeitable as of the date of the change in control.

Item 5.06	Change in Shell Company Status
     Reference is made to Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
     (a) Financial statements of businesses acquired
     Each of the financial statements set forth in the following is hereby incorporated by reference:
•	TFC’s annual report on Form 10-K for the year ended December 31, 2007, filed on March 31, 2008 (SEC File No. 000-33355);

•	TFC’s quarterly report on Form 10-Q for the quarter ended March 31, 2008, filed on May 15, 2008 (SEC File No. 000-33355);

•	BOE’s annual report on Form 10-K filed on March 31, 2008 for the year ended December 31, 2007 (SEC File No. 000-31711);

•	BOE’s quarterly report on Form 10-Q for the quarter ended March 31, 2008, filed on May 15, 2008 (SEC File No. 000-31711);

•	the Company’s annual report on Form 10-K for the year ended December 31, 2007, filed on March 31, 2008 (SEC File No. 001-32590); and

•	the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2008, filed on May 20, 2008 (SEC File No. 001-32590).
     (b) Pro Forma financial information
     The following unaudited pro forma condensed combined consolidated financial statements are filed herewith as Exhibit 99.1 and incorporated herein by reference:
•	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of March 31, 2008;

•	Unaudited Pro Forma Condensed Combined Consolidated Statements of Income for the year ended December 31, 2007 and the three months ended March 31, 2007; and

•	Notes to Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet and Statements of Income
     (c) Exhibits

Exhibit
No.	Description

2.1	Agreement and Plan of Merger, dated as of September 5, 2007, by and between Community Bankers Acquisition Corp. and TransCommunity Financial Corporation (2)

2.2	Agreement and Plan of Merger, dated as of December 13, 2007, by and between Community Bankers Acquisition Corp. and BOE Financial Services of Virginia, Inc. (4)

3.1	Amended and Restated Certificate of Incorporation*

3.2	By-laws as amended (5)

4.1	Specimen Unit Certificate (1)

4.2	Specimen Common Stock Certificate (1)

4.3	Specimen Warrant Certificate (1)

4.4	Form of Unit Purchase Option granted to the representatives (1)

4.5	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant (6)

4.6	Warrant Clarification Agreement dated as of January 29, 2007 between the Company and Continental Stock Transfer and Trust Co. (3)

4.7	Unit Purchase Option Clarification Agreement dated as of January 29, 2007 between the Company and the holders (3)

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant (1)

10.2	Stock Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders (6)

10.3	Registration Rights Agreement among the Registrant and the Initial Stockholders (6)

10.4	Employment Agreement between Community Bankers Acquisition Corp. and George M. Longest, Jr.

10.5	Employment Agreement between Community Bankers Acquisition Corp. and Bruce E. Thomas

Exhibit
No.	Description

10.6	Employment Agreement by and between TransCommunity Financial Corporation and Bruce B. Nolte

10.7	Employment Agreement by and between TransCommunity Financial Corporation and Patrick J. Tewell

10.8	Employment Agreement by and between TransCommunity Financial Corporation and M. Andrew McLean

10.9	Change in Control Agreement by and between TransCommunity Financial Corporation and Bruce B. Nolte

10.10	Change in Control Agreement by and between TransCommunity Financial Corporation and Patrick J. Tewell

10.11	Change in Control Agreement by and between TransCommunity Financial Corporation and M. Andrew McLean

14	Code of Conduct and Ethics (1)

99.1	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

*	Previously filed.

(1)	Incorporated by reference to the exhibits of the same number filed with the Company’s Registration Statement on Form S-1 or amendments thereto (File No. 333-124240).

(2)	Incorporated by reference to the exhibit of the same number filed with the Company’s Current Report on Form 8-K on September 7, 2007 (File No. 001-32590).

(3)	Incorporated by reference to the exhibit of the same number filed with the Company’s Current Report on Form 8-K on February 12, 2007 (File No. 001-32590).

(4)	Incorporated by reference to the exhibit of the same number filed with the Company’s Current Report on Form 8-K on December 14, 2007 (File No. 001-32590).

(5)	Incorporated by reference to the exhibit of the same number filed with the Company’s Current Report on Form 8-K on July 1, 2008 (File No. 001-32590).

(6)	Incorporated by reference to the exhibits of the same number filed with the Company’s Quarterly Report on Form 10-Q on November 14, 2007 (File No. 001-32590).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION
Date: July 25, 2008	By:	/s/ Bruce E. Thomas
Bruce E. Thomas, Chief Financial Officer

Exhibit Index

Exhibit
No.	Description

2.1	Agreement and Plan of Merger, dated as of September 5, 2007, by and between Community Bankers Acquisition Corp. and TransCommunity Financial Corporation (2)

2.2	Agreement and Plan of Merger, dated as of December 13, 2007, by and between Community Bankers Acquisition Corp. and BOE Financial Services of Virginia, Inc. (4)

3.1	Amended and Restated Certificate of Incorporation*

3.2	By-laws as amended (5)

4.1	Specimen Unit Certificate (1)

4.2	Specimen Common Stock Certificate (1)

4.3	Specimen Warrant Certificate (1)

4.4	Form of Unit Purchase Option granted to the representatives (1)

4.5	Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant (6)

4.6	Warrant Clarification Agreement dated as of January 29, 2007 between the Company and Continental Stock Transfer and Trust Co. (3)

4.7	Unit Purchase Option Clarification Agreement dated as of January 29, 2007 between the Company and the holders (3)

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant (1)

10.2	Stock Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Stockholders (6)

10.3	Registration Rights Agreement among the Registrant and the Initial Stockholders (6)

10.4	Employment Agreement between Community Bankers Acquisition Corp. and George M. Longest, Jr.

10.5	Employment Agreement between Community Bankers Acquisition Corp. and Bruce E. Thomas

10.6	Employment Agreement by and between TransCommunity Financial Corporation and Bruce B. Nolte

10.7	Employment Agreement by and between TransCommunity Financial Corporation and Patrick J. Tewell

10.8	Employment Agreement by and between TransCommunity Financial Corporation and M. Andrew McLean

10.9	Change in Control Agreement by and between TransCommunity Financial Corporation and Bruce B. Nolte

10.10	Change in Control Agreement by and between TransCommunity Financial Corporation and Patrick J. Tewell

10.11	Change in Control Agreement by and between TransCommunity Financial Corporation and M. Andrew McLean

14	Code of Conduct and Ethics (1)

99.1	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

*	Previously filed.

(1)	Incorporated by reference to the exhibits of the same number filed with the Company’s Registration Statement on Form S-1 or amendments thereto (File No. 333-124240).

(2)	Incorporated by reference to the exhibit of the same number filed with the Company’s Current Report on Form 8-K on September 7, 2007 (File No. 001-32590).

(3)	Incorporated by reference to the exhibit of the same number filed with the Company’s Current Report on Form 8-K on February 12, 2007 (File No. 001-32590).

(4)	Incorporated by reference to the exhibit of the same number filed with the Company’s Current Report on Form 8-K on December 14, 2007 (File No. 001-32590).

(5)	Incorporated by reference to the exhibit of the same number filed with the Company’s Current Report on Form 8-K on July 1, 2008 (File No. 001-32590).

(6)	Incorporated by reference to the exhibits of the same number filed with the Company’s Quarterly Report on Form 10-Q on November 14, 2007 (File No. 001-32590).